Exhibit 99.1

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[LOGO]

Annual Meeting

Princeton, New Jersey

May 5th, 2005

[LOGO]

Forward-Looking Statement

When used anywhere in this presentation, the words “expects,” “believes,” “anticipates,” “estimates” and similar expressions are intended to identify forward-looking statements. Forward-looking statements herein may include statements addressing future financial and operating results of Pharmacopeia. Pharmacopeia has based these forward-looking statements on its current expectations about future events. Such statements are subject to risks and uncertainties known and unknown, which could causeactual results and developments to differ materially from those expressed or implied in such statements. These forward-looking statements include, but are not limited to, statements about the successful implementation of Pharmacopeia’s strategic plans, the development by Pharmacopeia and regulatory and market acceptance of new products, the establishment and continuation by Pharmacopeia of drug discovery collaborations and the results of Pharmacopeia’s internal proprietary drug discovery programs, Pharmacopeia’s ability to raise additional capital, the obsolescence of existing products, the resolution of existing and potential future patent issues, additional competition, changes in economic conditions, and other risks described in documents Pharmacopeia has filed with the Securities and Exchange Commission, including its Report on Form 10-K filed on March 23, 2005 and subsequent filings under the Securities and Exchange Act of 1934. All forward-looking statements in this presentation are qualified entirely by the cautionary statements included in this presentation and such filings. These risks and uncertainties could cause actual results to differ materially from results expressed or implied by forward-looking statements contained in this presentation. These forward-looking statements speak only as of the date of this presentation. Pharmacopeia disclaims any undertaking to publicly update or revise any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Pharmacopeia Drug Discovery, Inc. is a

biopharmaceutical company, focused on the

creation of new small molecule therapeutics to

address significant unmet medical needs

Pharmacopeia Overview

PCOP Investment Drivers

• Comprehensive, integrated drug discovery capabilities

• Proven track record of development success

• 10 therapeutic candidates with 6 pharma collaborators

• Future ‘annuity’ from broad partnered portfolio

• Growing portfolio of small molecule drug candidates

• 4 pharma-partnered clinical programs

• 6 pharma-partnered pre-clinical programs

• 5 high-potential unpartnered internal programs

• Therapeutic focus in immunological diseases

• Out-licensing candidates in other therapeutic areas

• Solid financial position

Business Strategy

Building a Clinical Portfolio

• Discover and develop candidates to clinical validation

• Build a portfolio of high value candidates to treat immunological diseases

• Partner at high value inflection points

Business Evolution

Drugs in the clinic
Chemistry &
Biology Assets

• ultra-large libraries	Advance internal
• HTS capability	pipeline to the clinic
• lead optimization
• ADME Tox
• early product portfolio
• intellectual property
Evolve successful
collaboration business

2005-2006	2007+

Validated Discovery Platform

Comprehensive, integrated	Proven platform applicable
discovery capability	to all therapeutic areas

Compound Collection	Computational Chemistry	Assay Development	High Throughput Screening	Medicinal Chemistry	Pharmacology	Clinical

Lead Discovery	Hit To Lead	Lead Optimization	Pre-clinical Development	Phase I	Phase II

Successful Discovery Business

10/5/04                             Pharmacopeia Achieves Preclinical Development Candidate Milestone in Collaboration with Schering-Plough

10/25/04                      Pharmacopeia Announces Expanded Collaboration with Neurocrine

10/26/04                      Biovitrum AB and Pharmacopeia Form Strategic Research Alliance

11/9/04                             Pharmacopeia Delivers Development Candidate and Achieves Research Milestone with Organon

11/30/04                      Pharmacopeia Delivers Development Candidate for Oncology Target with Schering-Plough

02/28/05                      Celgene Collaboration Results in a Novel Drug Candidate for Development

3/23/05                             Pharmacopeia and CV Therapeutics Announce Drug Discovery and Development Collaboration

4/13/05                             Pharmacopeia Announces Schering-Plough to Initiate Development of Novel Small Molecule Drug Candidate Identified by Pharmacopeia

Partnered Product Portfolio

Milestones today and royalties in the future

			Lead	Preclinical		Clinical Phase			NDA
	Program	Partner	Generation	Optimization	Development	I	II	III	Filed
PS540446	Rheumatoid Arthritis p38	Bristol Myers Squibb
PS460644	Asthma/Allergy VLA-4	Daiichi
PS938285	Respiratory	Schering-Plough
PS291822	Inflammation	Schering-Plough
PS095760	Oncology	Schering-Plough
PS891169	Inflammation/ Arthritis	Berlex
PS778629	CNS	Organon
PS241541	Oncology	Schering-Plough
PS873266	Inflammation	Celgene
PS386113	Inflammation	Schering-Plough

Strategy

• Evolve the successful collaboration drug discovery business

• capture an increasing share of the downstream return

• Advance and expand the portfolio of wholly-owned therapeutic product programs

• rapidly bring drug candidates to clinical validation

• partner at high value inflection points

Product Portfolio – Internal Programs

Wholly-owned source of future drug candidates

			Lead	Preclinical		Clinical Phase			NDA
	Program	Partner	Generation	Optimization	Development	I	II	III	Filed
PS608504	Transplantation JAK-3
PS388023	Angiogenesis avb3/avb5
PS826957	Inflammation IPR
PS246518	Parkinsons AdenosineA2a
PS375179	Rheumatoid/MS CCR1

Robust Pipeline

Partnered	4 Clinical Development	Multiple Product Opportunities

6 Pre-Clinical Development
Partnered
+	9 Lead Optimization
Internal
18 Lead Discovery

21 Screening/Screen Development

Therapeutic Focus

Immunobiology

Disease Processes

Rheumatoid

Arthritis

Psoriasis

Ulcerative Colitis

Asthma

Inflammatory

Bowel

Disease

Multiple

Sclerosis

Single target modulates multiple diseases

Large Market Opportunities

Market Size for Selected Inflammation Therapeutics

US Market Only

2003 Revenues

[CHART]

Source: Defined Health, 2004

PCOP Investment Drivers

Most Advanced Internal Programs

• p38 kinase inhibitors

• Phase I partnered with Bristol-Myers Squibb

• Rheumatoid arthritis and other inflammatory diseases

• Potentially best in class

• avb3 / avb5 blockers

• Pharmacopeia wholly-owned

• Cancer, ocular and inflammation

• Preclinical in vivo efficacy in ocular neovascularization models

• JAK-3 kinase inhibitors

• Pharmacopeia wholly-owned

• Transplant rejection, psoriasis and rheumatoid arthritis

• Oral activity in vivo in preclinical immunosuppression models

Financial Summary

•      2004 Financial Data

•      $24.4 MM in revenue

•      $11.5 MM net loss, excluding restructuring charge

•      $40.9 MM in cash on December 31, 2004

•      Cash burn May 1, 2004 – December 31, 2004 = $5.9MM

•      Forecasted Cash December 31, 2005 = $25 - 30MM

•      Valuation Data

•      12.4 MM shares outstanding

•      Post spin range $4.46 - $10.35 (currently ~ $5)

•      Market cap = ~ $67MM

•      Enterprise value = ~ $27MM

The Next 12 Months

• Expanded product portfolio

• Continuing revenue flow from collaborations

• One or more clinical programs may advance

• Add key clinical expertise

• Internal program advanced to preclinical development